Supplement Dated February 9, 2015
To The Prospectus Dated April 28, 2014

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 26, 2015, for the JNL/American Funds Global Bond Fund, please remove all references to Mark H. Dalzell.

Effective January 22, 2015, in the section entitled, "Summary Overview of Each Fund" for the JNL/T. Rowe Price Short-Term Bond Fund under "Portfolio Managers," please delete the table in its entirety and replace it with the following:

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Michael F. Reinartz	January 2015	Co-Chairman of Investment Advisory Committee
Edward A. Wiese	2009	Co-Chairman of Investment Advisory Committee

Effective January 26, 2015, for the JNL/American Funds Global Bond Fund under "Portfolio Managers," please delete the table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
Mark A. Brett	January 2015	Partner – Capital Fixed Income Investors, CRMC
David A. Daigle	November 2014	Partner – Capital Fixed Income Investors, CRMC
Thomas H. Hogh	May 2010	Partner – Capital Fixed Income Investors, CRMC
Robert H. Neithart	November 2013	Partner – Capital Fixed Income Investors, CRMC

Effective January 26, 2015, in the section entitled "Additional Information About the Funds" for the JNL/American Funds Global Bond Fund, under "Portfolio Management of the Master Fund," please delete the third bulleted paragraph and replace with the following:

•	Mark A. Brett is a Partner of Capital Fixed Income Investors, CRMC and has been an investment professional for 35 years in total, 21 years with CRMC or an affiliate.

Effective January 22, 2015 in the section entitled "Additional Information About the Funds" for the JNL/T. Rowe Price Short-Term Bond Fund, under "The Adviser and Portfolio Management," please delete the second paragraph and replace it with the following:

The Fund has an Investment Advisory Committee Co-chaired by Edward A. Wiese and Michael F. Reinartz.  Mr. Wiese and Mr. Reinartz have day-to-day responsibility for managing the portfolio and work with the Investment Advisory Committee in developing and executing the Fund's investment program.  Mr. Wiese has been chairman of the committee since 2009.  Since joining T. Rowe Price in 1984, Mr. Wiese's responsibilities have included managing multi-currency portfolios in London, managing the firm's taxable money market funds and overseeing the development and management of synthetic Guaranteed Investment Contract products. Mr. Reinartz has been chairman of the committee since 2015.  Mr. Reinartz joined T. Rowe Price in 1996.  Prior to his current role, he was a member of the Short-Term Bond, Strategic Income, and Quantitative Research teams and provided portfolio modeling and analysis support to portfolio managers. He also worked as a senior mutual fund accountant and an investment liaison in the Fixed Income Division.

This Supplement is dated February 9, 2015.

Supplement Dated February 9, 2015
To The Statement of Additional Information
Dated April 28, 2014

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 26, 2015, for the JNL/American Funds Global Bond Fund, please remove all references to Mark H. Dalzell.

Effective January 22, 2015, on page 188, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Adviser and Portfolio Managers" after the heading "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the table for the JNL/T. Rowe Price Short-Term Bond Fund in its entirety and replace with the following table, which includes information as of December 31, 2014:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward A. Wiese	7	1	23	0	0	0
	$11,326,891,036	$1,740,811,014	$4,491,951,769	$0	$0	$0
Michael F. Reinartz	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

Effective January 22, 2015, on page 189, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Adviser and Portfolio Managers," after the heading "Security Ownership of the Portfolio Manager of the JNL/T. Rowe Price Short-Term Bond Fund," please delete the table in its entirety and replace it with the following table:

Security Ownership of Research Portfolio Coordinator	Edward Wiese	Michael F. Reinartz
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Effective January 26, 2015, on page 208, in the section entitled "Other Accounts Managed by AFIS Master Fund Portfolio Managers," please delete the table and footnotes for the AFIS Master Global Bond Fund in their entirety and replace with the following:

AFIS Master Global Bond Fund as of December 31, 2013

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
Mark A. Brett	4	$14.9	2	$0.16	5[7]	$1.75
David A. Daigle	6	$154.4	2	$1.72	2	$0.41
Thomas H. Hogh	5	$58.0	1	$0.13	1	$0.10
Robert H. Neithart	8	$71.0	5	$2.60	13[4]	$5.56
1 Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
2 Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.
4 The advisory fee of two of these accounts (representing $0.40 billion in total assets) is based partially on their investment results.
5 The advisory fee of one of these accounts (representing $0.33 billion in total assets) is based partially on its investment results.

This Supplement is dated February 9, 2015.